

SUPERIOR
DRILLING PRODUCTS

First Quarter 2021

Financial Results Conference Call

May 12, 2021

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

SUPERIOR DRILLING PRODUCTS



SUPERIOR DRILLING PRODUCTS

TROY MEIER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

GAINING MARKET SHARE IN STRENGTHENING MARKET

Compared with prior-year period unless otherwise noted



Drill-N-Ream® ("DNR") leading well bore conditioning tool increasing market penetration as U.S. markets recover

Revenue in North America up 74% over trailing Q4 2020

- Demand for new tools began in December and has continued into May
- Drill bit refurbishment activity is high

Making further progress in International markets

- Completed global master service agreement with Weatherford
- Haliburton taking DNR into Iraq for test run
- Restructured International team with leadership for both operations profits and logistics as well as customer agreements

Cost saving efforts and improved revenue resulted in positive cash generation from operations

Achieved breakeven adjusted EBTIDA

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Christopher Cashion

Chief Financial Officer

REVENUE

($ in millions)



$5.4
$4.6
$0.8
$2.0
$1.7
$0.3
$1.5
$1.1
$0.4
$1.5
$1.2
$0.3
$2.4
$2.1
$0.3
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21



$19.0
$17.7
$1.3
$10.5
$8.6
$1.9
$7.5
$6.1
$1.4
2019
2020
Q1 21 TTM
International Revenue
North America Revenue

Numbers may not sum due to rounding

Revenue grew 57% sequentially

Recovery from the pandemic lagging in Middle East; expecting 1H 2021 to begin recovery

North America activity continuing to improve

North America increased 74% over trailing quarter

- Driven by increased tool sales, higher royalty and repair fees
- Also had strong bit refurbishment demand

Shipped $495 thousand in new tools in Q1

Demand remains solid – continuing to receive orders

SUPERIOR DRILLING PRODUCTS

Tool and Contract Services Revenue

($ in millions)

DNR demonstrates value in cash constrained oil industry

- Contract Services up 19% sequentially
- Other related tool revenue improved $200k, or 48% sequentially, as royalty revenue from tool use improved
- North America improving more rapidly than international markets

Revenue by Product


$5.4
$1.7
$1.8
$1.8
Q1 20
$2.0
$0.7
$0.4
$1.0
Q2 20
$1.5
$0.4
$0.5
$0.6
Q3 20
$1.5
$0.6
$0.3
$0.6
Q4 20
$2.4
$0.8
$0.8
$0.8
Q1 21
$19.0
$6.9
$5.3
$6.8
2019
$10.5
$3.4
$3.0
$4.0
2020
$7.5
$2.4
$2.1
$3.0
Q1 21 TTM
Other Related Tool Revenue*
Tool Sales / Rental
Contract Services

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

REDUCED COST AND OPERATIONAL STRUCTURE

($ in millions)


Operating Expenses
$5.1
$0.8
$2.0
$2.3
Q1 20
$3.1
$0.7
$1.3
$1.1
Q2 20
$3.1
$0.7
$1.5
$0.9
Q3 20
$3.0
$0.7
$1.5
$0.8
Q4 20
$3.4
$0.7
$1.5
$1.2
Q1 21
$19.9
$3.4
$8.3
$8.2
2019
$14.3
$2.8
$6.4
$5.1
2020
$12.6
$2.7
$5.9
$4.0
Q1 21 TTM
Cost of Revenue
S G & A
D & A

Cost of Revenue

Gross margin improved 480 basis points sequentially on higher volume

43% sequential increase in cost of revenue driven by volume

SG&A

Y/Y 25% decline in SG&A represents cost reduction initiatives throughout 2020

Maintaining Cost Discipline

Carefully restaffing with direct personnel

Keeping overhead costs low

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

RESULTS IMPACTED BY COVID-19

($ in thousands)

*GAAP & Adjusted Net Income (Loss)**


GAAP Net Income (Loss)
Adjusted Net Income (Loss)
$466
$198
($862)
($1,242)
($1,393)
($1,731)
($655)
($1,199)
($732)
($1,102)
1Q20
2Q20
3Q20
4Q20
1Q21


$892
($936)
($2,926
(3,430)
($4,185)
($4,730)
2019
2020
Q1 2021 TTM

*Adjusted EBITDA**


$1,221
22.8%
(11.0%)
($222)
(39.2%)
($607)
(32.1%)
($494)
(0.4%)
($11)
1Q20
2Q20
3Q20
4Q20
1Q21


$3,972
20.9%
(1.0%)
($103)
(17.7%)
($1,334)
2019
2020
Q1 2021 TTM

** Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

Balance Sheet Strengthened

($ in millions)

Cash and Equivalents


$2.5
$1.4
$2.0
$2.3
6/30/2020
9/30/2020
12/31/2020
3/31/2021

Total Debt


$10.9
$6.0
$4.9
$8.0
$3.0
$5.0
$2.9
$1.5
$1.4
$3.0
$1.5
$1.5
12/31/2018
12/31/2019
12/31/2020
3/31/2021
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

Cash at quarter end was $2.3 million, up from $2.0 million at end of 2020

Cash provided by operations was $139 thousand

$750,000 principal due July 2021 on remaining $1.5 million Hard Rock note balance

- Final principal balance due October 2022

Financial obligation for lease of Vernal property not considered debt

OUTLOOK AND OPPORTUNITIES



Continued improvement in North America

Steady and manageable growth

Challenges with travel restrictions in Middle East, but expect to see increased activity later in year

Achieved positive cash from operations in Q1 2021

Timing with International receivables is challenging

ISO certifications create new product sales potential

Creating white label product lines

SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME RECONCILIATION

	Three Months Ended				
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
GAAP Net Income (Loss)	$ 198,046	$(1,241,506)	$ (1,731,272)	$ (655,142)	$ (1,101,793)
Add back:					
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Intangible amortization	291,666	291,666	291,666	291,666	291,666
Loss (Gain) on disposition of assets	(112,234)	-	-	(32,000)	(10,000)
Loan Forgiveness	-	-	(41,403)	(891,600)	-
Non-GAAP Adjusted Net Income (Loss)	$ 465,678	$ (861,640)	$ (1,392,809)	$ (1,198,876)	$ (731,927)

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Twelve Months Ended		
	December 31, 2019	December 31, 2020	March 31, 2021 TTM
GAAP Net Income (Loss)	$ (936,423)	$ (3,429,874)	$ (4,729,713)
Add back:			
Net non-cash compensation	680,038	352,800	352,800
Inventory impairment	136,000	-	-
Asset held for sale impairment	6,143	30,000	-
Loss (Gain) on disposition of assets	(15,647)	(112,234)	(42,000)
Recovery of Related Party Note Receivable	(678,148)	-	-
Intangible amortization	1,699,999	1,166,667	1,166,664
Loan forgiveness	-	(933,003)	(933,003)
Non-GAAP Adjusted Net Income (Loss)	$ 891,962	$ (2,925,644)	$ (4,185,252)

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
GAAP net income (loss)	$ 198,046	$ (1,241,506)	$ (1,731,272)	$ (655,142)	$ (1,101,793)
Add back:					
Depreciation and amortization	760,764	680,375	693,259	681,998	690,074
Interest expense (income), net	172,570	145,528	126,337	125,068	138,009
Share-based compensation	106,996	105,005	157,842	180,730	167,473
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Loss (gain) on sale or disposition of assets	(112,234)	-	-	(32,000)	(10,000)
Loan forgiveness	-	-	(41,403)	(891,600)	-
Income tax expense	6,210	225	99,979	8,582	17,180
Non-GAAP adjusted EBITDA[1]	$ 1,220,552	$ (222,173)	$ (607,058)	$ (494,164)	$ (10,858)
GAAP Revenue	$ 5,357,763	$ 2,024,388	$ 1,547,442	$ 1,541,205	$ 2,424,653
Non-GAAP EBITDA Margin	*22.8%*	*(11.0%)*	*(39.2%)*	*(32.1%)*	*(0.4%)*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

ADJUSTED EBITDA RECONCILIATION

	Twelve Months Ended		
	December 31, 2019	December 31, 2020	March 31, 2021 TTM
GAAP net income (loss)	$ (936,423)	$ (3,429,874)	$ (4,729,741)
Add back:			
Depreciation and amortization	3,428,403	2,816,396	2,745,706
Interest expense, net	703,758	569,503	534,942
Share-based compensation	629,180	550,573	611,050
Net non-cash compensation	680,038	352,800	352,800
Impairment on asset held for sale	6,143	30,000	-
Recovery of Related Party Note Receivable	(678,148)	-	-
Inventory Impairment	136,000	-	-
(Gain) loss on sale or disposition of assets	(15,647)	(174,234)	(42,000)
Loan forgiveness	-	(933,003)	(933,003)
Income tax (benefit) expense	18,550	114,996	125,966
Non-GAAP adjusted EBITDA(1)	$ 3,971,854	$ (102,843)	$ (1,334,148)
GAAP Revenue	$ 18,997,014	$ 10,470,798	$ 7,537,688
Non-GAAP EBITDA Margin	*20.9%*	*(1.0%)*	*(17.7%)*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.